UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                               -----------------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-24020             61-1321992
   (State or Other Jurisdiction       (Commission        (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                      40222
      (Address of Principal                                   (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits


         99  Registrant's press release dated April 22, 2004.

Item 12.  Results of Operations and Financial Conditions

      The Registrant's press release dated April 22, 2004, reporting its 2004 first quarter results of operations and financial condition is furnished as
Exhibit 99 and incorporated by reference herein.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 22, 2004         Sypris Solutions, Inc.

                              By:       /s/ David D. Johnson
                                    -----------------------------
                                    David D. Johnson
                                    Vice President and Chief Financial Officer

                                        2


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                                INDEX TO EXHIBITS

Exhibit                                  Description
Number                                   -----------
-------
  99      Registrant's press release dated April 22, 2004